CIT Preparedness in Response to COVID-19 April 21st, 2020 Exhibit 99.3

Important Notice This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “will,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. In particular, any projections or expectations regarding the acquisition by CIT Bank of Mutual of Omaha Bank, our future revenues, expenses, earnings, capital expenditures, deposits or stock price, as well as the assumptions on which such expectations are based, are such forward-looking statements reflecting only our current judgment and are not guarantees of future performance or results. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that: (i) CIT is unsuccessful in implementing its strategy and business plan, including planned or potential acquisitions or divestitures; (ii) CIT is unable to react to and address key business and regulatory issues; (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements; (iv) CIT becomes subject to liquidity constraints and higher funding costs; (v) the parties to a transaction do not obtain regulatory or other approvals or satisfy closing conditions to the transaction on a timely basis, or at all, or approvals are subject to conditions that are not anticipated; (vi) CIT Bank experiences difficulties and delays in integrating CIT Bank’s and Mutual of Omaha Bank’s respective businesses or fully realizing cost savings and other benefits; (vii) changes in asset quality and credit risk, interest rates and capital markets or other economic conditions; or (viii) the duration, extent and severity of the recent COVID-19 (coronavirus) pandemic, including its impacts across our business, operations and employees as well as its effect on our customers and service providers and on economies and markets more generally. We further describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the Securities and Exchange Commission. All Information in this presentation is as of March 31, 2020 unless otherwise stated. Information regarding CIT’s capital ratios consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as CIT completes its financial statements. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law. Non-GAAP Financial Measures Net finance revenue, net operating lease revenue and average earning assets are non-GAAP measurements used by management to gauge portfolio performance. Operating expenses excluding restructuring costs and intangible amortization is a non-GAAP measurement used by management to compare period over period expenses. Net efficiency ratio measures operating expenses (net of restructuring costs and intangible amortization) to our level of total net revenues. Total assets from continuing operations is a non-GAAP measurement used by management to analyze the total asset change on a more consistent basis. Tangible book value and tangible book value per common share are non-GAAP metrics used to analyze banks. Net income excluding noteworthy items, income from continuing operations excluding noteworthy items, and Return of Tangible Common Equity excluding noteworthy items are non-GAAP measures used by management. The Company believes that adjusting for these items provides a measure of the underlying performance of the Company and of continuing operations.

Coming into the COVID-19 Crisis, CIT Completed a Significant Transformation, Strengthened our Risk Profile and Focused our Priorities

CIT Today - A Leading National Commercial Bank

Transformation Highlights

- ✓ **Divested over $14 billion in non-core assets**
  - Commercial Air, Financial Freedom, NACCO and substantially all other non-US Operations
- ✓ **Optimized funding and capital composition**
  - Deposits comprise 84% of total funding
  - Acquisition of Mutual of Omaha Bank (MOB) adds low-cost, stable HOA deposit channel
  - Extended and flattened debt maturity schedule
  - Built out capital structure to include preferred stock and subordinated debt
- ✓ **Strengthened risk management practices and reduced risk profile**
  - Sold or significantly reduced higher-risk portfolios
  - Improved portfolio mix supported by stronger collateral – reduces loss severity
  - Criticized loans down ~10% from a year ago
- ✓ **Strong Liquidity and Capital levels informed by robust stress testing for liquidity and capital**
- ✓ **Built an experienced and diverse leadership team**

Franchise Highlights

Commercial Banking

- Top 3 arranger of Power & Renewable projects(1)
- Top 4 Bank Provider of Equipment Financing
- Market-leading Community Association Banking business
- Top 4 Provider of Railcar Leasing
- Top Provider of Factoring Services
- Focused Commercial Real Estate Lender
- Growing Treasury & Payment Services business

Consumer Savings

- More than $36 billion of Consumer and HOA Deposits
  - National Direct Bank
  - ~90 branches, including 64 Branches in the Top MSAs in Southern California
  - HOA deposits reaching over 4.5 million households

Financial Highlights ($ billions)

Assets	Loans & Leases	Deposits
$58.9	$46.1	$42.2

Source: Company filings
(1) Based on Acuris League Table rankings by deal count for 2019 deals of $300 million or less

CIT

3

CIT has Undergone a Significant Transformation Since the Last Crisis

Significant Reduction in Risk Profile

Loan Mix[1] – 4Q07



Traditionally Higher Risk Portfolios[2] 48%
More Stable Portfolios 53%

~$75 Billion

Loan Mix[1] – 1Q20



Traditionally Higher Risk Portfolios (3) 10%
More Stable Portfolios 90%

~$54 Billion

(1) Gross loans and leases, including unfunded commitments
(2) Includes sub-prime mortgages, mezz-sub CRE + pvt. student loans, cash flow, commercial air and international equipment finance portfolios
(3) Includes cash flow portfolio

Optimization of Funding Mix

Funding Mix – 4Q07



Commercial Paper 4%
Deposits(4) 4%
Secured 24%
Unsecured 69%

~$74 Billion in Funding

$13bn Unsecured Due <1Yr

Funding Mix – 1Q20



Deposits 84%
Unsecured 9%
Secured 1%
FHLB 6%

~$50 Billion in Funding

$0.5bn Unsecured Due <1Yr

(4) Deposits consisted only of Brokered Deposits

Highly Liquid Balance Sheet

Liquid Assets and Contingent Liquidity Mix

(% of Total Assets)



18%
Revolver
8%
Secured
2%
Available Cash
8%
22%
Revolver
Secured
FHLB
5%
HQLA Securities
10%
Available Cash
6%
4Q07
1Q20

Strong Capital Position

Total Tangible Capital[5]



9.2%
Reserves
0.9%
Tangible Capital
8.2%
12.4%
Reserves
2.1%
Tangible Capital
10.3%
4Q07(5)
1Q20

(5) To compare to 2007, we used Total Tangible Capital (total Capital – Goodwill & Intangibles + Total Reserves) / Total Assets (Total Assets – Goodwill & Intangibles)

4

COVID-19 Response: Robust and Comprehensive Prioritized Seamless Continuity of Business and the Safety and Financial Needs of Employees, Customers and Communities Operational Resilience Customer Support Employee Programs Community Assistance Business continuity process enacted in February and remains in effect 93% of employees effectively working remotely as a result of recent digital transformation Enhanced workplace and branch protocols on social distancing and sanitization enacted early and ongoing Continuous monitoring of operational, vendor and workplace matters and implementation of latest official guidance across our footprint All branches remain open for customers, with modified hours and safety protocols 90-day deferrals on small business loans and leases Participation in the Paycheck Protection Program 90-day mortgage forbearance and suspension of foreclosures Waiving fees on ATMs, early CD withdrawals and overdrafts for affected customers Enhanced benefits for COVID-19 testing and care as part of health plans Supplemental pay plan for employees unable to work remotely in service of customers Additional wellness and mental health programs and services available Frequent communication and engagement routines to remain connected even as we separate Committed $1 million to community COVID-19 relief efforts Half of the funds will support community small business relief efforts Specific grants in NYC and LA County to assist hard-hit areas and our HQs Conducting virtual volunteer events and matching of employee charitable contributions

CIT is Well-Positioned to Weather the Economic Downturn Strong Liquidity Position (page 7) Low-cost, Diversified Funding Sources (page 8-9) Pandemic Baseline Scenario Utilized for March 31 ACL (page 10) Capital Position Informed by Severely Adverse Stress Scenario (page 11) Enhanced Risk Management (page 12-14) Diversified Loan & Lease Portfolio (page 15-22) Well-Positioned To Serve Customers, Clients, Communities and Employees

Liquidity Remains Strong and Informed by Stress Scenarios

Strong Liquidity Position Makes Us Well-Prepared for the Current Environment

($ in millions)

	as of March 31, 2020 Consolidated
Available Cash[1]	3,485
HQLA Securities (unencumbered)[2]	5,969
Liquid Assets	**9,454**
FHLB (Available to Bank)[3]	2,850
ABL (Available to Parent)	418
Revolver (Available to Parent)	260
Total Contingent Sources	**3,528**
Total Liquid Assets & Contingent Sources	**12,982**

Excludes Federal Reserve Bank Discount Window Availability

1. *Unrestricted cash (excluding vault cash) held at the Fed, CIT Bank or correspondent banks of which $0.9 billion is available to the Parent*
2. *High Quality Liquid Assets (HQLA) at Market Value (no haircut)*
3. *Shown net of borrowings and Letter of Credit utilization*

Contingent sources of liquidity

Contingent Sources	Description
Federal Home Loan Bank (FHLB) *Borrowing capacity: $5.9 billion[4]*	Financing arrangement with the FHLB adds additional flexibility in managing CIT Bank's liquidity position by borrowing against eligible, pledged loan collateral.
ABL Facility *Borrowing capacity: $1.0 billion*	A secured revolving facility designed to meet the funding needs of the Commercial Services business.
Corporate Revolver *Borrowing capacity: $300 million[5]*	Supports contingent liquidity needs at the parent.

Key Highlights

- We hold appropriate liquidity levels to meet expected and contingent funding needs under both normal and stressed environments.
- Our minimum level of Liquid Assets for both the Bank and the Parent are sized to ensure adequate liquidity to withstand a combined idiosyncratic and market stress scenario.
- Liquid Assets comprised of available Cash and HQLA securities which represents ~16% of consolidated assets at March 31, 2020.
  - ~70% - Agency securities and debentures,
  - ~30% - Treasury and GNMA securities
- Most of our Liquid Assets are held at the Bank, commensurate with our assets.
- ~$1.6 billion of Liquid Assets and contingent liquidity availability at the Parent to support the needs of the Parent and serve as a source of additional strength for the CIT Bank.

CIT

4. Excludes capacity to borrow against HQLA securities
5. As of March 9, Revolver availability reduced by $100 mn as planned

7

Funding Mix is Substantially Deposit Based and Diversified Across Multiple Channels

1Q20 Total Funding Composition


Loan & Lease
to Deposit Ratio:
Consolidated: 109%
Bank: 95%
Deposits
84%
Unsecured
9%
Secured
1%
FHLB
6%

Total Funding: ~$50 Billion

Key Highlights

- Successfully executed a material shift in funding mix over the years, demonstrated by the sustained growth of our deposit base and reduction in higher cost liabilities including unsecured and secured debt.
- 84% deposit funded, with stable deposits, diversified across multiple channels.

1Q20 Secured & Unsecured Debt


($ millions)
Maturity Ladder
Unsecured Debt
Secured
500
550
1,147
1,250
550
500
500
601
550
3,050
2020 2021 2022 2023 2024 2025 2026+
2020 2021 2022 2022
Senior Unsecured
Subordinated Unsecured
Bank Note Unsecured
Bank FHLB
ABL - Parent

Key Highlights

- Flattened & staggered debt maturity profile.
- Only $0.5bn of unsecured debt due within the next 12 months, with next maturity not until March 2021.
- Initiated Bank Notes program in 4Q19 and can issue unsecured debt off shelves at the Parent and Bank.
- Secured debt includes FHLB borrowings at the Bank and ABL facility available to the Parent and non-bank subsidiaries.

CIT

8

(Amounts in billions) Four core deposit channels, providing a stable and diversified funding source. The MOB acquisition adds a stable, low-cost HOA deposit channel that further diversifies our funding sources. Improved deposit mix provides flexibility on pricing and deposit growth in our other deposit channels. MOB’s relationship-driven commercial banking business provides an opportunity to further grow commercial deposits, as it accelerates our presence in the middle market. Brokered deposit channel utilized opportunistically. Continued Shift in Mix Toward Stable, Cost-efficient Deposits Diversified Deposit Channels(1) Key Highlights CIT’s Deposit Franchise is Diversified and Enhanced with Lower Cost, Scalable HOA Deposit Channel Balances are end of period

Pandemic Baseline Scenario & Other Downside Scenarios Utilized

($ in millions)

Adopted CECL as of January 1, 2020

Allowance for Credit Losses (ACL)



1
3
2
2.9%
2.3%
2.0%
2.0%
1.6%
$1,111
174
$706
$763
$771
171
176
154
$483
22
461
535
587
617
938
37
45
53
55
120
31-Dec-19
1-Jan-20 incl CECL
1-Jan-20 Incl CECL & MOB
31-Mar-20 excl COVID-19 Impact
31-Mar-20
Commercial
Consumer
% of on-B/S loans
Allowance for off-balance sheet credit exposures

Key Highlights

1. January 1: CECL Implementation and the MOB acquisition resulted in an increase to the ACL of approximately $280 million; approximately $141 million of this increase was related to PCD loans and therefore did not impact CIT's capital
   - Also added $16 million allowance for off-balance sheet credit exposures
2. March 31 (excl. COVID-19): Modest increases in the ACL pre-COVID impacts, driven by individually evaluated loans
3. March 31 (with COVID –19) – Applied March 20th baseline scenario to reflect changes to macroeconomic forecasts as the pandemic accelerated globally, with downside adjustments to incorporate developments heading into quarter-end;
   - Baseline scenario assumed return to economic growth in late 2020
   - Added scenarios for downside adjustment:
     - Deeper V-shaped recession (~18% reduction in GDP growth in 2Q20)
     - Less volatile, more prolonged U-shaped recession (7+% unemployment through early 2022)
   - Other factors considered:
     - Impact of government stimulus
     - Comparison to prior stress test
     - Potential model limitations given high degree of volatility

- To provide additional context – We conducted a sensitivity analysis leveraging our nine quarter cumulative loss rate from our **2019 severely adverse stress scenario** applied to our current level of loans, which would potentially increase the ACL by $0.8 billion. Based on this sensitivity, the current reserve level of $1.1 billion would be ~60% of the implied stressed losses over a nine quarter period

Multiple Factors Drove Quarterly Increase in Reserves

CIT

10

CIT's Capital Levels are Adequate to Withstand Severely Adverse Stress Scenario

Capital Position Informed by Severely Adverse Stress Scenarios

Prudent Capital Management

- Suspended our share repurchase program in August to build capital for the acquisition of MOB and issued capital to support the acquisition
  - $141 million in common equity for the acquisition
  - $200 million in Tier 1 qualifying preferred stock
  - $100 million of Tier 2 qualifying subordinated debt
- CET1 capital ratio was 12% at Dec 31, 2019 and ~10% pro forma for the MOB acquisition on Jan 1, 2020
- Adopted CECL and reduction in capital at Mar 31, 2020 reflects a ~60 bp reduction in capital from the increase in the CECL reserve for the COVID-19 stress environment[1]


15.4%
2%
1%
12.0%
13.0%
2%
1%
10.0%
12.9%
2.2%
1%
9.7%
13.5%
2%
1%
10.5%
Dec-19
Jan 1 20 PF²
Mar-20
Target
CET1
Other Tier 1
Tier 2

CIT Has Significant Capital Well in Excess of Federal Reserve Minimums to Withstand Stresses

- Capital buffers based on current capital and RWA levels post CECL impact:
  - $1.2 billion to Federal Reserve minimum with Capital Conservation Buffer (CCB)

- Intend to build the CET1 ratio to 10.5%
- Timing will depend on the severity and duration of the current downturn

1. *CIT adopted CECL on January 1, 2020 and has elected to adopt the new 5-year transition per the Interim Final Rule resulting in ~[30]bp additional reserve not reflected in capital levels*
2. *Pro forma for MOB acquisition*

11

Strong Risk Governance, Disciplined Oversight and a Robust Compliance Framework, Built Over The Past Decade, Results in a Stronger Risk Profile Regulated by the OCC and Federal Reserve- subject to rigorous monitoring and reporting requirements Upgraded talent with seasoned risk professionals from regulated financial institutions, across the lines of defense Risk culture focused on prudent growth and a balance of risk adjusted returns through the cycle Separate Enterprise Risk and Credit Risk functions reporting into the CEO Strong Risk Organization and Culture Comprehensive Risk Appetite Framework covering all relevant risk types, with detailed industry, product and obligor exposure limits Capital stress testing also informs capital planning and risk appetite limits Effective second line of defense programs in credit risk, operational risk, credit review, compliance, model validation, information risk, liquidity and market risk Enhanced quantitative modeling approach and implemented a more structured qualitative reserving process Governance & Policy Enhancements Opportunistically reducing criticized assets (reduced by approx. 10% y-o-y) and running off or selling loans that do not meet current credit standards Highly selective in certain cyclical industries, asset classes and loan structures Robust liquidity stress testing process Continued strong credit performance and maintaining credit discipline and underwriting standards Simplify and Reduce Risk Profile Enhanced Risk Management Framework Provides Strong Foundation that will Benefit CIT through the Cycle

Illustrating the Magnitude of Change in our Risk Profile Since the Financial Crisis

Product Type Exposure(1)



2007:
$75 billion
12%
Sub-Prime Mortgages
2%
Mezz-Sub CRE + Pvt. Student Loans
15%
Cash Flow
10%
Commercial Air
9%
Equip. Finance (international)
7%
Equip. Finance (domestic)
9%
Asset-Backed
5%
Rail
8%
Factoring
9%
ABL
15%
Student Loans (Gov. Guaranteed)
1Q20:
$54 billion
Cash Flow
10%
CRE
23%
Factoring
7%
Equip. Finance (domestic)
9%
Asset-Backed
13%
Consumer Mortgages
15%
Rail
11%
HOA
2%
ABL
9%

Higher Risk Portfolios Sold or Reduced

- Sold Alt-A/Sub-Prime Consumer Mortgages
- Liquidated Mezzanine and Subordinated CRE loans
- Sold portfolio of Private Student Loans
- Transitioned Cash Flow loan portfolio
  - 10% of total exposure, down from 15%
  - ~$5 billion of exposure, down from over $12 billion
  - Rebalanced with less cyclical industries
- Reduced asset risk and liquidity risk with the sale of Commercial Air, including the off-balance sheet order book
- Sold essentially all International Equipment Finance portfolios

(1) Gross loans and leases, including unfunded commitments

13

Improvement in Risk Profile and Strong Collateral Values Reduce Loss Severity

Product Type Exposure(1)

1Q20:
$54 billion



Cash Flow
10%
CRE
23%
Factoring
7%
Equip. Finance
(domestic)
9%
Asset-Backed
13%
Consumer
Mortgages(2)
15%
Rail
11%
HOA
2%
ABL
9%

(1) Gross loans and leases, including unfunded commitments
(2) Includes ~$1.9 billion of Consumer Mortgages (primarily Correspondent Mortgage loans) acquired from MOB

Credit Quality of Our Portfolios

Cash Flow:
- Strictly first lien positions
- Average senior leverage < 4x
- Average total leverage approximately <5x

Commercial Real Estate:
- All of our exposure is senior secured
- Average stabilized LTV of 56% as of Q4 19
- Approximately $1 billion of healthcare real estate
- Construction financing with established sponsors in familiar, major markets

Factoring:
- 50% of exposure is to investment grade customers
- Receivables are short-term, averaging 60 to 90 days
- Funding is discretionary and can be withdrawn by CIT

Equipment Finance:
- Strictly North American-based
- Majority of equipment is essential use with high recovery rates
- Small Business Solutions, $1+ billion of assets with average FICO of ~740 for personal guarantors as of Q4 19

Collateral-Backed:
- Average aircraft LTV of 58% as of Q4 19
- Average vessel LTV of 52% as of Q4 19
- Project Finance backed by investment-grade power purchase contracts

Consumer Mortgages:
- LCM comprises $2.1 billion, marked at a 21% discount to UPB
  - Average LTV of 67%; average FICO of 699
- Of the remaining $5.6 billion approximately half are jumbo mortgages in California
  - CIT legacy Average LTV of 61%; average FICO of ~775
  - MOB average LTV of 52%; average FICO of 768

Rail:
- Minimal credit risk as equipment can be redeployed

HOA
- Credit risk is minimal as there have been no historical losses

ABL:
- Governed by traditional, controlled borrowing bases
- Appropriate advance rates and cash dominion

14

Areas of Focus in the Current Macro Environment

Category	Outstanding Amount	% of Total Loans and Off-BS Receivables(1)	Commentary
Retail Receivables (Factoring)	~$2.9 billion (includes $1.2 billion of off-BS receivables)	~7%	▪ ~50% of exposure is made up of our top 10 customers which are investment grade or near investment grade ▪ Balance of our customer base is spread out over ~25k customers ▪ 7 of our top 10 exposures have raised significant liquidity in the capital markets over the past few months
Oil & Gas Lending	~$1.05 billion	~3%	▪ $0.6 billion of reserve based lending to E&P companies, with a carrying value of 88% ▪ Over $50/bbl hedges in place for more than 70% of the book in 2020, and more than 50% of the book in 2021
Retail-Related Real Estate	~$680 million	~2%	▪ Mall exposure is less than $100 million ▪ Most of remaining retail exposure is in shopping centers anchored by grocers, or life-style centers
Hotels/ Lodging	~$615 million	~2%	▪ Supported by strong, well-known sponsors ▪ ~77% full service, 15% luxury and 8% economy
Senior Living	~415 million	~1%	▪ ~$225 million is stabilized ▪ Geographically diverse
Gaming	~$410 million	~1%	▪ Majority of exposure is regional versus the destination gaming and tourist markets
Restaurants/ Franchise Finance	~$330 million	~1%	▪ Majority to strong national brands principally in the quick-serve industry, as opposed to casual dining

(1) Includes total Loans of $38.5 billion and Off-BS factoring receivables of ~$1.5 billion for a total of $40 Billion

CIT

15

Factoring Business Exposure is Primarily to the Retail Sector

Over 90 Year Track Record Building Deep Industry Expertise and Relationships

Portfolio View

- Retail exposure of ~$2.9 billion of total on and off balance sheet exposure(1).
- Consists principally of unsecured, short term (30-90 day) discretionary lines.
- ~50% of exposure is made up of our top 10 customers which are investment grade or near investment grade.
  - Balance of customer base is spread out over ~25k customers
- 7 of our top 10 exposures have raised significant liquidity in the capital markets over the past few months
- Proactive risk management practices to minimize losses through the cycle
  - Experienced management team with strong industry knowledge and underwriting expertise
  - Long standing relationships with customers and clients, extensive retail credit connectivity
  - Robust approval and monitoring framework in place to review exposures by customer
  - We have been actively reducing exposures and mitigating risk prior to COVID-19

Portfolio Characteristics

Commercial Services (Factoring) – Industry by Volume



Electronics 11%
Furniture 7%
Footwear 9%
Home Furnishing 8%
Other 16%
Apparel 49%

(1) Total Factoring exposure of ~$3.6 billion of which ~$2.1 billion is on balance sheet and ~$1.5 billion is off balance sheet. Remaining exposure is to manufacturers and wholesale trade

16

Oil & Gas Lending

48% of Oil & Gas Loans in Midstream and Energy Services

	Category	Outstanding/ ($ Millions)	Line Utilization	Commentary	Portfolio Overview
Oil & Gas Loans(1)	**Exploration & Production (52%)**	~$550(1)	70%	Geographically diversified across the major producing basins Oil ~55%/Gas~45%	▪ $0.6 billion of reserve based lending to E&P companies, with a carrying value of 88% ▪ More than 70% of the book is hedged over $50/bbl in 2020 ▪ More than 50% of the book is hedged over $50/bbl in 2021 ▪ ~15% criticized assets ▪ Majority of portfolio secured by: ▪ Traditional reserve-based lending assets ▪ Working Capital assets ▪ Long-lived fixed assets
	Midstream (38%)	~$400	60%	Long lived infrastructure that store and transport essential commodity products	
	Energy Services (10%)	~$100	63%	95% of loans are asset backed	

(1) Includes ~$34 million in reserve based loans that were acquired in the MOB transaction.

CIT

17

Appendix

Well-diversified, mainstream, Ocean-going (“Blue Water”) assets with proven owners and track records We avoid small/old/specialized (“SOS”) exposure No cruise ships Senior secured positions with strong collateral 45% of portfolio is sponsor backed Average LTV of 52% as of 4Q19 Criticized assets down significantly to 5% at the end of the first quarter 2020 Acquired less than $100 million in Marine loans in the MOB Transaction Focused Maritime Loan Portfolio Primarily with Long-Term Contracts Assets breakdown by fleet type Total Maritime Funded Exposure of ~$1.0 billion – Over 50% on Time Charter Portfolio View Portfolio Characteristics

Commercial Airlines Funded Exposure Primarily to Financial Sponsors

Total Commercial Airline Funded Exposure of ~$860 million

Portfolio View

- Commercial Air funded exposure directly secured by aircraft
- Senior secured debt against fixed wing commercial aircraft (narrowbody and widebody) predominantly to operating lessors, such as private equity firms, hedge funds and other sponsors
- Backed by commercial aircraft leased to strong quality airlines. Borrowers have significant equity positions in underlying collateral
- Average LTV of ~61% as of 4Q19 with rapidly amortizing structures
- Aircrafts have demonstrated very low asset value volatility over protracted periods in excess of 25 years and through massive exogenous crises
- Significant support from governments expected or in process

Portfolio Characteristics

Sponsor by Company Type – NI Weighted



Airline
18%
Sponsor
82%

20

Cash Flow Loan Portfolio represents – 10% of Total Loan & Lease Exposure

~$4.7 billion in Committed Exposure of Which ~$4.1 billion is Funded(3)

Portfolio View

- Average funded leverage through the first lien is less than 4x, with average funded total debt of less than 5x
- All first lien senior secured position
- Majority are to industries where we have deep industry expertise.
- Cash flow loan funded exposure in key focus industries:
  - No exposure to Hotels, Maritime, Aviation, Skilled Nursing/Senior Housing
- 4% on non-accrual – more than 80% of those current/performing
- Very limited participation in the high risk segments of leveraged loans – Covenant Lite & Term Loan B

Portfolio Characteristics(1)



Construction 3%
Public Admin 2%
Agriculture 1%
Mining 1%
Finance, Insurance & Real Estate 4%
Services(2) 21%
Transportation, Electric Gas & Sanitary 4%
Retail Trade 6%
Accomodation & Food 6%
Healthcare 8%
Information 20%
Wholesale Trade 9%
Manufacturing 15%

(1) Chart depicts industry breakout of funded amount
(2) Services Industry is broken into multiple categories, including ~30% Professional, Scientific and Technical Services, ~25% Arts & Entertainment, and ~15% Administrative and Support and Waste Management
(3) Excludes ~$300 million of MOB cashflow loans

21

Diversity within Our Rail Portfolio

Market Leader with $6.9 billion of Rail Leases and Significant Competitive Advantages

Portfolio View

- 4th largest rail equipment lessor in North America
- Market leader with significant competitive advantages
  - Younger cars with an average age of 14 years - the youngest in the North America market
  - Higher load capacity cars which maximizes shipping optimization
  - Diverse portfolio of car types
  - Broad market coverage servicing a wide range of industries
  - Approximately 500 clients
- Operating lease fleet of ~117,000 railcars and ~400 locomotives
- 71% freight cars; 29% tank cars
- Proactive portfolio management helps manage through cycles
- Excellent customer service and long-term customer and manufacturer relationships
- ~$1,050 million in rail lease exposure to E&P
  - ~$700 million of tank cars used for the transportation of crude in the US & Canada (~6,000 cars on lease)
  - ~$350 million of sand cars used for supporting crude and natural gas (~6,000 cars on lease)

(1) Percentages based on fleet unit count

Portfolio Characteristics

Rail Exposure by Car Type[(1)]



Other, 8%
Boxcars, 7%
Covered Hopper (E&P), 5%
Coal, 9%
Gondolas, 7%
Tank Cars (E&P), 5%
Tank Cars, 24%
Covered Hopper, 35%

Rail Exposure by Industry (Net Investment)



Off-Lease, 11%
Agriculture & Food, 14%
Building Products, 7%
Chemicals, 7%
Coal & Power Generation, 3%
NGLs, 8%
Nonmetallic Minerals, 1%
E&P, 15%
Other, 5%
Petroleum Products, 18%
Transportation 9%

22